

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH JUNE 30, 2023

PLUMAS BANCORP

Forward Looking Statements Disclaimer



The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the continuing adverse impact on the U.S. economy, including the markets in which we operate, due to the COVID-19 global pandemic; the impact of a slowing U.S. economy on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities or geopolitical events; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial business benefits associated with any such activities; the regulatory and financial impacts associated with exceeding $1 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new lending markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level of our nonperforming assets and chargeoffs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and nontraditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; breaches in data security, including as a result of work from home arrangements; failure to safeguard personal information; change to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices; the discontinuation of the London Interbank Offered Rate and other reference rates; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Index





Carson Valley

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Reno, NV

Bank Branches: 15

Year Established: 1980

PLUMAS BANCORP



Modoc National Forest
Sheldon National Antelope Refuge
Redding
Anderson
Lassen National Forest
Red Bluff
Chico
Reno
Carson City
Yuba City
Roseville
Sacramento

PLUMAS BANCORP

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 22

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 17

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 15

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 10

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 5

PLUMAS BANCORP

Business Model

- Branch network of 15 full-service branches and 2 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Milky Way above Bonsai Rock

The Big Picture



Frazier Creek

- Increase of 26% in 2022
- Net Interest Income increased by $5.4 million
- 2022 Net Interest Margin of 3.82% vs. peers at 3.63%*

* Average for CA Banks or Bank Holding Companies $1B-$3B



Net Income
Thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$13,992
$15,512
$14,475
$21,009
$26,444
2018
2019
2020
2021
2022

PLUMAS BANCORP



North Shore Lake Tahoe

- Non-Interest Income streams comprised primarily of:
  - Interchange revenue
  - Service charges on deposit accounts
  - Loan servicing fees
  - Gains on sale of SBA loans

PLUMAS BANCORP



Non-Interest Income
Thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2018
2019
2020
2021
2022
$1,428
$800
$1,903
$2,174
$2,576
$1,439
$760
$867
$2,374
$2,695
$1,387
$841
$1,344
$2,568
$2,323
$1,228
$852
$1,008
$3,279
$2,349
$1,596
$893
$2,696
$3,401
$2,464
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Eureka Peak

- ROE of 21.9% exceeded peer average of 13.72% in 2022
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

Return on Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
23.3%
20.2%
15.5%
17.8%
21.90%
10.8%
11.1%
8.9%
11.9%
13.72%
2018
2019
2020
2021
2022
Plumas Bancorp
CA Banks or Bank Holding Companies $1B-$3B, beginning in 2020*

* Prior to 2020, Plumas compared against CA Banks or Bank Holding Companies $500M-$1B



Lake Tahoe

- CAGR of 9.8% on stock price over the past five years as of 12/31/22
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers while PTBV ratio exceeds peers

PLUMAS BANCORP

Stock Price to Earnings per Share



18
16
14
12
10
8
6
4
2
0
16.4
11.9
12.73
11.47
9.95
9
9
8.39
8.85
8.18
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Plumas Bancorp
CA Banks $1B-$5B



Lassen National Park

Deposits and Loans

Deposit Trends and Current Composition

- All core, no brokered deposits



Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$727
$747
$974
$1,439
$1,458
$1,395
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Jun. 30, 2023

- Average interest-bearing deposit rate was 0.39% for the six months ended June 30, 2023.



Time 7%
Money Market 15%
Non-Interest Bearing 51%
Savings 27%

Balances as of Jun. 30, 2023

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.73% for the six months ended June 30, 2023.


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$565
$618
$709
$839
$912
$935
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Jun. 30, 2023

- 79% of portfolio balance is variable rate


Home Equity Lines 4%
RE/Residential 2%
RE/Construction 5%
Commercial 8%
CRE/Investor 29%
CRE/Multi Family 10%
Indirect Auto 11%
Agricultural 13%
CRE/Owner 18%

Balances as of Jun. 30, 2023

PLUMAS BANCORP

Liquidity

- No deposit concentrations. Average deposit balance was approximately $37 thousand at 12/31/22.
- Largest unsecured deposit accounts are collateralized with investments.
- All investment securities are Available-For-Sale, no Held-to-Maturity.
- Borrowing lines available via:
  - FHLB: $231 million
  - Correspondent banks: $70 million
  - FRB's Bank Term Lending Program: $96 million
- Cash, unpledged AFS investments, and borrowing lines totaling more than $690 million are more than sufficient to cover uninsured, uncollateralized deposits.


Deposits (in millions)
$101
$359
$935
Insured
Uninsured
Collateralized

Balances as of Jun. 30, 2023

Diversification of Commercial Real Estate Loans by Property Type


100,000,000
90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Office
Mixed Commercial
Hospitality
Mini Storage
Other
Industrial
Restaurants
Mixed Commercial & Residential
Residential
Gas Stations
Other Special Purpose
Assisted Living Facility
Medical Facilities
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2023

PLUMAS BANCORP

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION*

28% - NV - Western (pale green)

22% - CA - Greater Sacramento (yellow)

16% - CA - Northern Sacramento Valley (light green)

13% - CA - Northern (dark green)

6% - CA - Central Coast (orange)

6% - CA - San Joaquin Valley (chartreuse green)

3% - CA - Bay Area (pink)

2% - CA - Central Sierra (tan) & Southern Border (magenta)

2% - CA - Southern (blue)

1% - OR

1% - NV - Northwestern (lavender), Northeastern (pale pink) & WA & AZ

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2023

PLUMAS BANCORP

Agricultural Loans

- Agricultural lending balances represented 13.6% of total loans as of 6/30/23.
- Agricultural loans increased by approximately $1 million to $127 million at 6/30/23, from 6/30/22.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice



Ag Lending Balances
Ag Equipment
5%
Ag Operating
27%
Ag Real Estate
68%

Balances as of Jun. 30, 2023

PLUMAS BANCORP

Indirect Automobile Loans

- Total automobile loans - $103.1 million
- Average balance - $29.4 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 746
- Delinquent loans as a percent of total by dollars – 2.51%


BALANCE BY LOAN TYPE
Used Vehicle
New Vehicle
45%
55%

Balances as of Jun. 30, 2023



Sunset on Lake Tahoe

Financial Recap

PLUMAS BANCORP

Second Quarter 2023 Financial Highlights



Lake Tahoe

Dollars in thousands (Except per share)		06/30/2023		06/30/2022		Change	% Change
Assets	$	1,572,985	$	1,620,626	$	(47,641)	(2.9%)
Deposits	$	1,395,160	$	1,472,602	$	(77,442)	(5.3%)
Net Loans	$	924,666	$	853,427	$	71,239	8.3%
Loans held for sale	$	384	$	4,646	$	(4,262)	(91.7%)
Net Income	$	6,660	$	5,680	$	980	17.3%
Income Before Tax	$	8,934	$	7,659	$	1,275	16.6%
Net Interest Income	$	17,239	$	13,428	$	3,811	28.4%
Net Interest Margin		4.69%		3.57%		1.12%	31.4%
ROAA		1.70%		1.40%		0.30%	21.4%
ROAE		20.5%		19.0%		1.5%	7.9%
Book Value per Share	$	21.92	$	19.87	$	2.05	10.3%
Diluted EPS	$	1.12	$	0.96	$	0.16	16.7%

PLUMAS BANCORP

2022 Financial Highlights



Whitehawk Ranch

Dollars in thousands (Except per share)	12/31/2022	12/31/2021	Change	% Change
Assets	$ 1,621,044	$ 1,614,074	$ 6,970	0.43%
Deposits	$ 1,457,809	$ 1,438,999	$ 18,810	1.31%
Loans	$ 911,949	$ 838,587	$ 73,362	8.75%
Loans held for sale	$ 2,301	$ 31,277	$ (28,976)	(92.64%)
Net Income	$ 26,444	$ 21,009	$ 5,435	25.87%
Income Before Tax	$ 35,669	$ 28,487	$ 7,182	25.21%
Net Interest Income	$ 58,509	$ 46,934	$ 11,575	24.66%
Net Interest Margin	3.82%	3.63%	0.19%	5.23%
ROAA	1.61%	1.52%	0.09%	5.92%
ROAE	21.9%	17.8%	4.10%	23.03%
Book Value per Share	$ 20.34	$ 23.05	$ (2.71)	(11.76%)
Diluted EPS	$ 4.47	$ 3.76	$ 0.71	18.88%

PLUMAS BANCORP

2022 Financial Highlights – Five Year


Cave Rock Beach, Lake Tahoe

Dollars in thousands (Except per share)+	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18	%
Assets	$ 1,621,044	$1,614,074	$1,111,576	$ 865,191	$ 824,398	97%
Deposits	$ 1,457,809	$1,438,999	$ 973,974	$ 747,324	$ 726,565	101%
Loans	$ 911,949	$ 838,587	$ 709,246	$ 617,561	$ 564,898	61%
Loans held for sale	$ 2,301	$ 31,277	$ 693	$ 2,123	$ 1,301	77%
Nonperforming assets/total assets	0.07%	0.33%	0.27%	0.33%	0.28%	(75%)
Net Income	$ 26,444	$ 21,009	$ 14,475	$ 15,512	$ 13,992	89%
Net Interest Margin	3.82%	3.63%	4.02%	4.75%	4.70%	(19%)
Efficiency ratio	46.9%	46.8%	50.6%	49.9%	52.0%	(10%)
ROAA	1.61%	1.52%	1.43%	1.82%	1.83%	(12%)
ROAE	21.9%	17.8%	15.5%	20.2%	23.3%	(6%)
Book Value per Share	$ 20.34	$ 23.05	$ 19.33	$ 16.36	$ 13.03	56%
Diluted EPS	$ 4.47	$ 3.76	$ 2.77	$ 2.97	$ 2.68	67%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy


Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
April '23
Opened Chico Branch
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
Redding
Chico
Yuba City
Reno
Carson City
Sacramento
Branch
Loan Production Office

PLUMAS BANCORP



Lake Tahoe

Challenges

- Rapidly changing interest rate environment
- Economic uncertainty
- Leadership succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Diversified loan portfolio
- Highly liquid investment portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Buck in Modoc County, CA

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- ❖ Bankers Cup – Recognizing the top 10% of Community Banks

  3rd Best Performing Community Bank in the Nation 2022
  4th Best Performing Community Bank in the Nation 2021
  3rd Best Performing Community Bank in the Nation 2020
  2nd Best Performing Community Bank in the Nation 2018-2019
  5th Best Performing Community Bank in the Nation 2017

  (publicly traded with assets between $500 million and $10 billion)

  By Raymond James & Associates

- ❖ Annual Bank Honor Roll 2022-2023

  (publicly traded with assets greater than $500 million)

  By Keefe, Bruyette & Woods, Inc.

- ❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2022

  (community banks with assets between $1 billion and $5 billion)

  By CB Resources, Inc.

- ❖ 'Super Premier' Performing Bank 2015-2022

  By The Findley Reports

- ❖ Bison Select Financial Institution 2018 – 2022

  (publicly traded banks without formal sell-side coverage)

  By D.A. Davidson

- ❖ Sm-All Stars Class of 2019 – 2020 & 2022

  (publicly traded on a major exchange with market cap below $2.5 billion)

  By Piper Sandler (previously Sandler O'Neill + Partners)

- ❖ Top 100 Community Banks 2019 & 2022

  Top 2% of all Community Banks 2018

  (with assets under $3 billion)

  By S&P Global Market Intelligence


CORPORATE
CITIZENSHIP
REPORT
2023
PLUMAS
BANK

PLUMAS BANCORP

Corporate Citizenship

- Released inaugural Corporate Citizenship Report in July 2023.

- Highlights include:
  - Donation of $50,000 to the Dixie Fire Community Fund which was launched in collaboration with a community foundation and raised more than $250,000 for community recovery.
  - Provision of Plumas' annual educational fund of $5,000 per employee.
  - Xeriscaping, LED lighting, installation of solar panels and battery backup systems, and use of recycled/reused materials at certain branch and administrative locations.